Exhibit 99.1
AMEX: ANX Refining therapies for life

Safe Harbor Statement ADVENTRX cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ADVENTRX's results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ADVENTRX will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the risk that preclinical results (including bioequivalency results) are not indicative of the success of subsequent clinical trials (including bioequivalence trials); difficulties or delays in developing, testing, manufacturing and marketing and obtaining regulatory approval for ADVENTRX's product candidates, including receiving necessary regulatory approvals for clinical trials of ANX-514 and the potential for automatic injunctions and other challenges by patent holders during the Section 505(b)(2) process; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ADVENTRX's product candidates; patent and non-patent exclusivity covering Navelbine(r) and Taxotere(r); and other risks and uncertainties more fully described in ADVENTRX's press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX's public filings with the Securities and Exchange Commission are available at http://www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to update any forward-looking statement set forth in this presentation to reflect events or circumstances arising after the date on which it was made.

Mission ADVENTRX is a biopharmaceutical research and development company focused on commercializing proprietary product candidates for the treatment of cancer and infectious diseases. The Company seeks to improve the performance and safety of existing treatments by addressing significant problems such as drug metabolism, bioavailability, excessive toxicity and resistance.

Clinical Development Plan CoFactor(r) (ANX-510): Pivotal Phase 3 Study (colorectal cancer) Trial discontinued Nov. '07 Phase 2 Study (breast cancer) Completion of patient enrollment anticipated Q4'07 Data anticipated Q2'08 ANX-530 (vinorelbine emulsion): ANX-530 Marketing-enabling Bioequivalence Study Patient enrollment complete Data anticipated Nov. '07 ANX-514 (docetaxel emulsion): ANX-514 Marketing-enabling Bioequivalence Study Study initiation anticipated Q4'07, pending appropriate regulatory clearances

ADVENTRX Pipeline and 2008 Goals PROGRAMS ONCOLOGY ANX-530 (vinorelbine)* Preclinical Initiate Phase 1 Trial Market ANX-513 (paclitaxel) ANX-514 (docetaxel)* ANX-201(thiophosphonoformate) Anticipated 2008 progress Submit NDA Current status * Anticipated 505(b)(2) registration strategy (subject to FDA approval) INFECTIOUS DISEASE ANX-211 (chitosan gel) Initiate Phase 2 Trial Initiate Registration Trial ANX-510 (CoFactor?) (BC)

Oncology Programs

Folate-based biomodulator designed to replace leucovorin as the preferred method to enhance the activity and reduce associated toxicity of the widely used cancer chemotherapeutic agent 5-FU ANX-510 (CoFactor(r)) Leucovorin (LV) Requires multiple metabolic steps to become active Global market > $500M CoFactor? Phase 2b results indicated clinical equivalence of CoFactor/5-FU to Leucovorin/5-FU utilizing an infusional administration Further analysis of the results uncovered no significant differences between the study arms with regard to either safety or efficacy Two clinical trials & preclinical studies have demonstrated superior efficacy & reduced toxicity against historical comparison of bolus administration of 5-FU Phase 3 study discontinued Nov. '07 Orphan drug designation in U.S. & E.U. for pancreatic cancer

Phase 2b mCRC Trial Clinical Design: Multi-national randomized two-armed open-label Study Population: 300 patients with mCRC (1st line) Dosing Regimen: de Gramont regimen (400mg/m2 loading dose of 5-FU followed by 600 mg/m2 5-FU via 22 hr infusion for two consecutive days every 2 weeks), with either CoFactor 60mg/m2 or leucovorin 200 mg/m2, each administered every 2 weeks for 12 cycles as a 2 hr IV bolus. Primary Endpoint: Incidence of Grade 3 or 4 hematological or gastrointestinal toxicity Secondary Endpoints: Safety, response rate, TTP and quality of life Clinical Sites: 30 (Europe and India) Data Analysis: Tumor assessment every 8 weeks, strict regulations for dose modification Principal Investigator: James Cassidy, MD, MBChB, MSc, FRCP

Phase 2b Clinical Trial Results Primary Endpoint CoFactor/5-FU did not demonstrate statistically significant improved safety in trial's primary endpoint, reduction in proportion of patients reporting at least one hematological or gastrointestinal adverse event of grade 3 or greater, utilizing an infusional regimen CoFactor/5-FU (n= 147) Leucovorin /5-FU (n= 148) P-value Patients reporting at least 1 hematological or gastrointestinal adverse event of grade 3 or greater 23 10 p< 0.05 Hematological 11 7 Gastrointestinal 12 5

Phase 2b Clinical Trial Toxicity Profile Comparison (% Grades 3/4)* *Comparison data from Xeloda product package insert or Oxaliplatin from deGramont et al JCO Sept 2000. (nr=not reported) Grade 3-4 Adverse Events (%) Ph 2B 5-FU/ CoFactor (n=147) Ph 2B 5-FU/ LV (n=148) deGramont Regimen 5-FU/LV cntl arm OX (n=210) 5-FU/LV cntl arm Xeloda (n=593) Xeloda (n=596) Diarrhea 0 0.7 5.3 12 15 Nausea 0.7 0 2.0 3 4 Vomiting 0.7 1.4 2.0 4 4 Stomatitis 0 1.4 nr 15 2 Mucositis 0 0 1.5 nr nr Anemia 1.4 1.4 2.5 1 2 Neutropenia 2.7 2.0 5.3 21 3 Hyperbilirubinemia 2.0 0.7 nr 6 23 Neuropathy 0 0 0 nr nr Hand-Foot Syndrome 0.7 0 nr 1 17 Comparable percentage of grade 3/4 adverse events with CoFactor/5- FU compared with LV/5-FU

Phase 2b Clinical Trial Toxicity Profile Comparison (% All Grades)* Adverse Events (% ALL grades) Ph 2B 5-FU/ CoFactor (n=147) Ph 2B 5-FU/ LV (n=148) deGramont Regimen 5-FU/LV cntl arm OX (n=210) 5-FU/LV cntl arm Xeloda (n=593) Xeloda (n=596) Diarrhea 17.0 17.6 43.8 61 55 Nausea 17.7 16.9 53.5 51 43 Vomiting 15.6 12.8 29.4 30 27 Stomatitis 2.7 2.7 nr 62 25 Mucositis 0.7 0.7 35.6 nr nr Anemia 2.0 7.4 81.4 79 80 Neutropenia 4.8 3.4 30.2 46 13 Hyperbilirubinemia 6.1 3.4 nr 17 48 Neuropathy 0 0.7 12 4 10 Hand-Foot Syndrome 2.7 1.4 nr 6 54 Comparable percentage of all adverse events with CoFactor/5-FU compared with LV/5-FU *Comparison data from Xeloda product package insert or Oxaliplatin from deGramont et al JCO Sept 2000. (nr=not reported)

Phase 2b Clinical Trial Results
Selected Secondary Endpoints

Data from selected secondary endpoints (intent-to-treat population)

	CoFactor/5-FU (n= 150)	Leucovorin /5-FU (n= 150)	deGramont Regimen (n= 210)
Objective response rate	10.7%	13.3%	21.9%
Median Progression-free Survival (months)	6.3mo	6.1mo	6.0mo
Preliminary Median Survival (months)	14.7mo	14.3mo	14.7mo

CoFactor/5-FU arm	*70 patients remain alive*
Leucovorin/5-FU arm	*65 patients remain alive*

Further analysis of the Phase 2b trial results has uncovered no significant differences between the study arms with regard to either safety or efficacy

ADVENTRX PHARMACEUTICALS

Phase 3 mCRC Trial (Trial Discontinued Nov. '07) Trial Indication Design Phase 3 1st line CRC CoFactor/5-FU/Avastin versus LV/5-FU/Avastin Discontinued Nov. 2007 Primary Endpoint: Improvement in progression free survival of > 28 days; SPA with the FDA Power of 80%, ? level of 0.05. Estimated median TTP is 9.44mo in control arm and 10.44mo in study arm. Secondary Endpoints: Response rate, duration of response, overall survival and adverse events

Phase 2 Advanced Breast Cancer Trial Patient Enrollment: Completion expected Q4'07 Data: Anticipated Q2'08 Primary Endpoint: Objective response rate (RECIST criteria) Power of 80%, ^ level of 0.10. Estimated rate of objective response is 25% Secondary Endpoints: Duration of response, progression free survival and adverse events Number of Patients: 31 Outcome to guide design of Phase 3 Study Trial Indication Design Phase 2 Advanced breast cancer CoFactor/5-FU

New formulation of intravenous vinorelbine tartrate designed to reduce vein irritation ANX-530 (vinorelbine emulsion) Patient enrollment complete in a marketing-enabling 28-patient bioequivalency study of ANX-530 and Navelbine under 505(b)(2) Preclinical studies have demonstrated: Reduced vein irritation, redness and swelling Pharmacokinetics and antitumor activity similar to Navelbine ANX-530 (vinorelbine emulsion ) Navelbine? (vinorelbine) Indicated as single agent or in combination with cisplatin for first-line treatment of unresectable advanced NSCLC Injection site reactions in approximately one-third of patients Annual global market > $200M

Vein Irritation Edema Erythema ANX-530 Preclinical Results Lower Vein Irritation, Erythema & Edema 2nd Injection: Navelbine? (vinorelbine) ANX-530 Navelbine: Due to the severity of toxicity, animals did not receive the full set of injections but were still analyzed for toxicity after each injection period. High dose group received 1st injection only. Increasing toxicity 1st Injection: multiple of human dose multiple of human dose multiple of human dose Navelbine ANX-530 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x Increasing toxicity

ANX-530 Preclinical Results Ear Vein Histopathology ANX-530 exhibited markedly less ear vein histopathological toxicity in preclinical studies Following intravenous treatment in rabbits, ear vein tissue sections were scored for severity of symptoms (0 to 3 scale = no observable event to marked severity). Toxicity score represents the summation of scores from seven separate vein sections/rabbit.

ANX-530 Preclinical Results Breast Tumor Xenograft ANX-530 exhibits equivalent antitumor activity as Navelbine in a mouse xenograft model Dose level = 8 mg/kg (24 mg/m2 human equivalent dose), qdx6 intravenous treatment n=12 (saline group); n=(Navelbine & ANX-530 groups) Day 28 Excised Tumors

ANX-530 Preclinical Results Pharmacokinetics Source: Cantwell, MJ, Robbins, JM, Chen, AX; A novel emulsion formulation of vinorelbine attenuates venous toxicity while maintaining antitumor efficacy; AACR 2006 n= 12/group Pharmacokinetics unchanged (statistically equivalent) for ANX-530 in a rat pK model

ANX-530 Bioequivalence Trial Data Expected: Nov. 2007 Patient Enrollment: Completed Oct. '07 Primary Endpoint: Pharmacokinetic equivalence of ANX-530 and Navelbine Secondary Endpoints: Safety of a single dose of ANX-530 Number of Patients: 28 Trial Design Bioequivalence Crossover comparison of ANX-530 v. Navelbine

Global Vinorelbine Market Source: IMS Health Standard units (000's) Generic Vinorelbine Sales (2004-2007) Global annual sales > $200M Unit sales CAGR of 9% (last 2 years, top 10 countries) Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 vino unit sales 553 571 599 632 612 659 659 684 658 713 704 717 811 Standard units (000's)

Vinorelbine Market Growth Opportunity Combination of vinorelbine and cisplatin significantly improves disease-free and OS following complete resection of stage IB or stage II NSCLC (up to 15% survival gain following vinorelbine/cisplatin adjuvant therapy versus observation alone) Adjuvant chemotherapy has become recommended method of care for patients with operable early stage NSCLC3 1. JBR.10 Study, New England Journal of Medicine 352:258902597, 2005 2. ANITA Study, Lancet Oncology 7:719-727, 2006 3. NCCN Clinical Practice Guidelines in Oncology V.2.2008 Adjuvant Vinorelbine/Cisplatin Prolongs Survival in Patients With Early- Stage Non-Small Cell Lung Cancer Two NSCLC clinical studies (JBR.10 and ANITA) demonstrated survival benefit with vinorelbine/cisplatin in adjuvant setting1,2 Potential for increased use of vinorelbine in the adjuvant setting

ANX-514 (docetaxel emulsion) New formulation of docetaxel formulated without polysorbate 80 or other detergents, designed to reduce the incidence and severity of hypersensitivity reactions ANX-514 (docetaxel emulsion) FDA recently affirmed a 505(b)(2) regulatory path in the U.S. Single study of approximately 28 patients that demonstrates the bioequivalence of ANX-514 & docetaxel is sufficient clinical data to support filing an NDA Preclinical results have indicated bioequivalent pharmacokinetics with a reduced risk of hypersensitivity reactions Docetaxel (Taxotere(r)) Approved for the treatment of breast, non-small cell lung, prostate, head and neck & gastric cancers Severe hypersensitivity reactions can be caused by the presence of polysorbate 80 (detergent used to solubilize docetaxel); premedication with corticosteroids recommended for patients prior to treatment with docetaxel 2006 Global Taxotere Sales = Approx. $2.2B

ANX-514 Preclinical Results
Plasma Histamine Levels

Lower hypersensitivity observed following ANX-514 administration over Taxotere in an animal model

Day 1 Dosing



ANX-514
Taxotere
Histamine (nM)
10000
1000
100
10
1
0
3
6
9
12
Hours

Day 22 Dosing



Histamine (nM)
10000
1000
100
10
1
0
3
6
9
12
Hours

Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes.
Crossover Study Design. (n= 4 animals per group)

ADVENTRX data on file.

ADVENTRX PHARMACEUTICALS

ANX-514 Preclinical Results Blood Pressure Changes Systolic blood pressure drops following Taxotere treatment compared to ANX-514 in an animal model n = 4 animals per group

Taxotere induces statistically significant (p < 0.05) increase in human serum complement activation compared to ANX-514 ANX-514 Preclinical Results Complement Activation n = 10 normal human donor serum samples

ANX-514 Preclinical Results Breast Tumor Xenograft ANX-514 exhibits equivalent antitumor activity as Taxotere in a mouse xenograft model Day 25 Excised Tumors Dose level = 10 mg/kg (30 mg/m2 human equivalent dose), q3dx4 intravenous treatment; n=12 (saline group); n=6 (Taxotere & ANX-514 groups)

ANX-514 Preclinical Results Pharmacokinetics Pharmacokinetics unchanged (statistically equivalent) for ANX-514 in an animal PK model n = 4 animals per group

Taxanes Market Source: Sanofi Aventis Taxane Global Drug Sales 1999-2006 Total Taxane pharmaceutical market nearly $2.5 billion

Infectious Diseases

ANX-201 (thiophosphonoformate)

Reverse transcriptase inhibitor with novel mechanism of action that re-enables NRTI use in NRTI-resistant HIV+ patients

- Unique mechanism of action as a pyrophosphate analog reflected in unique resistance profile
- Resensitizes NRTI-resistant virus
- Active against virus with common mutations
- Synergistic activity with NRTIs including tenofovir, zidovudine (AZT), lamivudine and abacavir
- Broad antiviral activity: HIV, HPV, herpes and influenza A thiophosphonoformate, TPFA

Note: Tenofovir is a NRTI in Truvada® and Viread®, zidovudine is a NRTI in Combivir®, Trizivir®, Retrovir®, lamivudine is a NRTI in Epivir®, Combivir®, Trizivir®, and abacavir is a NRTI in Ziagen®, Trizivir®, Epzicom®.

ADVENTRX PHARMACEUTICALS

K65R TAMs M184V tenofovir 0 50 12.5 stavudine nt 37.5 66.7 zidovudine 50 11.1 38.5 ANX-201 100 100 100 ANX-201 Preclinical Data Source: Assays performed by Monogram Biosciences. Data on file. Drug Activity Against HIV with Resistance to NRTIs ANX-201 tested against viruses resistant to common NRTIs due to virus mutations; all viruses tested were sensitive to ANX-201 nt ANX-201 % of viruses sensitive ADVENTRX data on file. n=6 n=18 n=13

% resistant 4th Qtr nnrti-resistant virus 20.4 TDF/d4T 32.7 31.6 ZDV 27 43.9 EFV 3.7 NVP 14.8 THV 100 wt TDF/d4T 0 ZDV 0 EFV 0 NVP 20 THV 0 Source: Assays performed by Monogram Biosciences. Data on file. zidovudine ANX-201 tenofovir/ stavudine efavirenz nevirapine NNRTI-resistant virus n=27 ANX-201 Preclinical Data % of viruses sensitive ADVENTRX data on file. Drug Activity Against HIV with Resistance to NNRTIs ANX-201 tested against viruses resistant to NNRTIs due to virus mutations; all viruses tested were sensitive to ANX-201

Sources: National Center for Health Statistics, UNAIDS/WHO, Datamonitor Pipeline Insight HIV 8/06 HIV/AIDS Market RTI SALES (US) Drugs targeting HIV reverse transcriptase generated $3.2B in U.S. sales (2006) MARKET GROWTH HIV/AIDS is a chronic disease: Goal of treatment is lifelong viral suppression. Treatment-experienced 3rd line+ patients, represent approximately one-third of all HIV+ patients in the U.S. Number of HIV cases: US - 950,000 with 40,000 new cases each year North America and Western Europe - 1.8M Global - nearly 40M Portion of total sales by drug class in the 6 major markets (2006): NRTI NNRTI PI Other 2.635 0.606 1.834 0.305 30.6 38.6 34.6 45.9 46.9 45

Source: Incidence and prevalence database. Matrixx Initiatives, Inc. 2006 annual report. ANX-211 ANX-211 ANX-211 has demonstrated efficacy against viruses responsible for the common cold, influenza and other respiratory tract infections in preclinical studies Zicam(r) Leading competitive US product positioned for cold Zicam-branded cold remedy and multi-symptom cold/flu product line sold nearly $75M in 2006 Estimated 20-50M cases of flu and 500M cases of common cold each year in U.S. Zinc and chitosan based intranasal/topical broad spectrum antiviral designed to reduce duration and severity of cold and flu for OTC market

ANX-211 Preclinical Efficacy No antiviral added (positive control) Zinc only preparation ANX-211 HEK cells infected by adenovirus carrying ?-gal gene. Virus-infected cells are blue from X-gal staining. ANX-211 was more effective than the zinc only preparation in protecting the cells against the adenovirus infection. virus-infected cells stained blue ANX-211 has demonstrated efficacy against viruses responsible for the common cold, influenza and other respiratory tract infections in preclinical studies

Leadership Evan M. Levine, Chief Executive Officer & Director Brown Simpson Asset Management; Dillon Read; Hambrecht & Quist James A. Merritt, M.D., President & Chief Medical Officer Imagine Pharmaceuticals; Introgen; Viagene; Idec Pharmaceuticals; Upjohn Gregory P. Hanson, C.M.A., M.B.A., Chief Financial Officer Avanir Pharmaceuticals; XXsys Technologies, L3 Communications, Caterpillar, Ford Joan M. Robbins, Ph.D., Chief Scientific Officer Immusol; Chiron; NCI/NIH Laboratory of Tumor Immunology & Biology Brian M. Culley, M.S., M.B.A., Chief Business Officer Immusol; UCSD Technology Transfer and Intellectual Property Dept.; Neurocrine Biosciences Joachim P. H. Schupp, M.D., Vice President, Medical Affairs ProSanos Corp.; Novartis AG; CIBA-GEIGY AG Patrick L. Keran, J.D., General Counsel Isis Pharmaceuticals; Heller Ehrman; Brobeck, Phleger & Harrison Mark J. Cantwell, Ph.D., Vice President, Research & Development Tragen Pharmaceuticals; UCSD Mark Erwin, Vice President, Commercialization Centric Health Finance, LLC ; Ligand Pharmaceuticals; IDEC Pharmaceuticals Michele L. Yelmene, Vice President, Regulatory Affairs Perlan Therapeutics, Genzyme Corp., Mallinckrodt

Board of Directors Jack Lief, Chairman President, CEO, Cofounder and Director, Arena Pharmaceuticals Evan M. Levine Chief Executive Officer, ADVENTRX Pharmaceuticals Mark N. K. Bagnall, C.P.A. Former Chief Finance and Operations Officer, Metabolex, Inc. Alex J. Denner, Ph.D. Icahn Partners LP, Icahn Partners Master Fund LP; Director, ImClone Systems Michael M. Goldberg, M.D. Partner, Montaur Capital Partners Mark J. Pykett, V.M.D., Ph.D. President and COO, Alseres Pharmaceuticals Inc.; Cofounder, Cytomatrix

Q4 2007 Milestones ANX-530 Marketing-Enabling Bioequivalence Study Data anticipated Nov. '07 CoFactor Phase 2 Study (breast cancer) Completion of patient enrollment anticipated Q4'07 ANX-514 Marketing-Enabling Bioequivalence Study IND filing anticipated Q4'07 Study initiation anticipated Q4'07, pending appropriate regulatory clearances

AMEX: ANX Refining therapies for life